UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2007
Reynolds American Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 North Main Street
Winston-Salem, North Carolina 27101
(Address of Principal Executive Offices) (Zip Code)
336-741-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On June 21, 2007, Reynolds American Inc. (“RAI”) completed its offering of $1.55 billion aggregate principal amount of its senior secured notes, consisting of: (i) $400,000,000 aggregate principal amount Floating Rate Senior Secured Notes due 2011 (the “Floating Rate Notes”); (ii) $700,000,000 aggregate principal amount 6.750% Senior Secured Notes due 2017 (the “2017 Notes”); and (iii) $450,000,000 aggregate principal amount 7.250% Senior Secured Notes due 2037 (the “2037 Notes,” and together with the Floating Rate Notes and the 2017 Notes, the “Notes”).
     The Notes were offered and sold in an underwritten public offering pursuant to RAI’s Registration Statement on Form S-3 (File No. 333-143827) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on June 18, 2007 (the “Registration Statement”). RAI used the net proceeds from the offering, together with available cash, to prepay in full, on June 21, 2007, the principal balance of $1.54 billion of a term loan and to repay accrued and unpaid interest on such balance. This indebtedness was incurred in connection with RAI’s acquisition of the Conwood companies in May 2006.
     The forms of Floating Rate Notes, 2017 Notes and 2037 Notes are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.
     The Underwriting Agreement dated June 18, 2007, by and among RAI, as issuer, RAI’s subsidiaries that are guaranteeing the Notes and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, relating to the underwritten public offering of the Notes, is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into the Registration Statement.
     Legal opinions of Kilpatrick Stockton LLP and Betzer, Roybal & Eisenberg, P.C., with respect to the validity of the Notes, are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 18, 2007, by and among Reynolds American Inc., as issuer, Reynolds American Inc.’s subsidiaries that are guaranteeing the Notes and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	Form of Reynolds American Inc. Floating Rate Senior Secured Note due 2011.

4.2	Form of Reynolds American Inc. 6.750% Senior Secured Note due 2017.

4.3	Form of Reynolds American Inc. 7.250% Senior Secured Note due 2037.

5.1	Opinion of Kilpatrick Stockton LLP.

5.2	Opinion of Betzer, Roybal & Eisenberg P.C., special New Mexico counsel.

24.1	Consent of Kilpatrick Stockton LLP (included in Exhibit 5.1).

24.2	Consent of Betzer, Roybal & Eisenberg P.C. (included in Exhibit 5.2).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2007

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary